EXHIBIT  21.1     SUBSIDIARIES  OF  THE  COMPANY


                           SUBSIDIARIES OF THE COMPANY


Name                  Jurisdiction of Incorporation  Percentage of Voting
--------------------  -----------------------------  ---------------------
                                                     Securities Owned
                                                     ---------------------

Patagonia Gold Mines  Bermuda                                      100 (a)

(a)     Included  in  the  consolidated  financial  statements  filed  herein.